DRAFT 04.07.2021 Exhibit 99.1

Cautionary Notice Regarding Forward-Looking Statements This presentation and management’s related discussion regarding Mid Penn Bancorp, Inc. (“Mid Penn”) contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements relating to the impact Mid Penn expects its recently completed merger with Riverview Financial Corporation (“Riverview”) to have on the combined entity’s operations, financial condition, and financial results, and Mid Penn’s expectations about its ability to successfully integrate their respective businesses and the amount of cost savings and overall operational efficiencies Mid Penn expects to realize as a result of the acquisition. The forward-looking statements also include predictions or expectations of future business or financial performance, as well as goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “intend,” “expect,” “anticipate,” “strategy,” “plan,” “estimate,” “approximately,” “target,” “project,” “propose,” “possible,” “potential,” “should” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (many of which are beyond the control of Mid Penn) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to: the risk that the businesses of Mid Penn and Riverview will not be integrated successfully; the possibility that the cost savings and any synergies or other anticipated benefits from the acquisition may not be fully realized or may take longer to realize than expected; disruption from the acquisition making it more difficult to maintain relationships with employees, customers or other parties with whom Mid Penn or Riverview have business relationships; diversion of management time on merger-related issues; the reaction to the transaction of the companies’ customers, employees and counterparties; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on Mid Penn; and other factors, many of which are beyond the control of Mid Penn. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Mid Penn’s Annual Report on Form 10-K for the year ended December 31, 2021, and any updates to those risk factors set forth in Mid Penn’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by Mid Penn with the SEC and are available on the SEC’s website at www.sec.gov. All forward-looking statements, expressed or implied, included herein are expressly qualified in their entirety by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Mid Penn or its respective businesses or operations. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made. Mid Penn does not undertake any obligation, and specifically declines any obligation, to revise or update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as specifically required by law. Third Party Sources and Non-GAAP Financial Measures Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While Mid Penn believes these third-party sources to be reliable as of the date of this presentation, Mid Penn has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of certain non-GAAP financial measures to GAAP financial measures are provided in the Appendix. Numbers in this presentation may not sum due to rounding. Forward-Looking Statements / Non-GAAP Disclosures

Highlights from 2021 Source: Company Documents. $475MM Organic Deposit Growth 49% Total Shareholder Return (including dividends and stock appreciation) $75MM Completed a public offering of 2.9 million shares of common stock with proceeds totaling $75 million before underwriting discounts and offering expenses $191MM Organic Loan Growth 2,800+ Businesses Assisted In the first six months of 2021, we helped more than 2,800 small businesses and their owners by originating more than $370 million in Round 2 Paycheck Protection Program Loans $370MM+ PPP Loans Funded Creates one of the largest community banks headquartered in Pennsylvania with 12/31/2021 assets of ~$4.7 billion and with operations reaching many of the state’s most attractive markets Continues Mid Penn’s successful acquisition strategy – building market share, enhancing the core deposit profile and generating cost savings opportunities 19% Increase 9% Increase

Franchise Profile as of March 31, 2022 Source: S&P Global Market Intelligence. Note: Financial information as of March 31, 2022. (1) Quarter-over-quarter annualized. Organic core loan growth (ex. PPP) just under 13% in 2022Q1(1) Organic core deposit growth (ex. time deposits) at 7% in 2022Q1(1) Successful first quarter with organic growth and the conversion of Riverview, including the recognition of the majority of the key cost saves we projected in that transaction, gives great confidence heading into the remainder of 2022 Assets Loans Deposits $4.7 B $3.1 B $4.0 B Branch Map Q1’21 vs. Q1’22 Assets ($M) Loans ($M) Deposits ($M) GAAP Net Income ($M) 38% Growth 18% Growth 50% Growth 22% Growth

Well-Positioned in a Challenging Environment AFS Securities / Total Assets Q/Q TBV Growth Source: S&P Global Market Intelligence, Company Documents. Note: Financial data as of 2022 Q1 unless otherwise stated. MRQ = Most recent quarter. LTM = Last twelve months. (1) Includes nationwide major exchange-traded banks and thrifts with most recent quarter total assets between $1 and $5 billion. (2) Excludes banks from the peer group that completed M&A from 3/31/2021 – 3/31/2022. LTM Organic Loan Growth (ex. PPP and acquired loans) LTM Net Charge-offs / Avg. Loans MRQ NPAs / Assets MPB Rank: 90th Percentile MPB Rank: 90th Percentile MPB Rank: 57th Percentile (1) (1) (1,2) (1) (1)

Long History of Enhancing Shareholder Value Compound Tangible Book Value per Share + Dividends (Non-GAAP) Growth Source: S&P Global Market Intelligence. Note: National Peers include 142 nationwide banks with between $1-5B of Total Assets as of March 31, 2022. Revenue per Common Share Growth Total Asset Growth

Five-Year Return to Shareholders Total Return Performance Source: S&P Global Market Intelligence. Note: Market data as of 5/2/2022. (1) Proxy peers are a custom Mid-Atlantic peer group disclosed in the 2021 MPB 10-K; includes: ACNB, BCBP, BLFY, CBNK, CHMG, CZNC, CZFS, CVLY, EVBN, FDBC, FRBA, GCBC, NWFL, OBT, ORRF, PKBK, PFIS, SHBI, TCFC. (Howard Bancorp, Inc. excluded after F.N.B. acquisition.) Total Return: $100 invested in Mid Penn Bancorp, Inc. Stock (NASDAQ: MPB) as of Dec 31, 2015, and held through Dec. 31, 2021 returned a cumulative 136%. Comparatively, the KRX (KBW Nasdaq Regional Bank Index) averaged a lower cumulative return of 69% for the same period. (1)

Strategic Initiatives Going Forward Source: Company Documents.

Appendix

Franchise Profile as of March 31, 2022 Source: Company Documents. * MPB Management is a future potential business line currently in planning stages. Mid Penn Bancorp, Inc. Mid Penn Bank Consumer Banking Commercial Banking Trust and Wealth Management Services Retail Brokerage Private Banking Residential Lending MPB Financial Services MPB Wealth MPB Risk MPB Management High / Ultra-High-Net Worth Comprehensive Investment & Wealth Management Property & Casualty Accident & Health Life Disability Employee Benefits Tax Advisory Family Office Philanthropic Management *

Non-GAAP Reconciliation Source: S&P Global Market Intelligence, Company Filings.

Non-GAAP Reconciliation Source: S&P Global Market Intelligence, Company Filings.